UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2011

CHINA SHESAYS MEDICAL COSMETOLOGY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-144888	01-0660195
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Sichuan SHESAYS Cosmetology Hospital Co., Ltd.
New No. 83, Xinnan Road, Wuhou District
Chengdu City, Sichuan Province, P.R. China 610041
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: 86-028-8548-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 OTHER EVENTS

On March 10, 2011, China SHESAYS Medical Cosmetology Inc. (the “Company”) issued a press release announcing that the Company has received several awards that recognize its eminence in the medical cosmetology industry in the region. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1 is being furnished and shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed with the Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	The Company's Press Release dated March 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SHESAYS MEDICAL COSMETOLOGY INC.

Date: March 10, 2011

By: /s/ Yixiang Zhang
Name: Yixiang Zhang
Title: Chief Executive Officer

EXHIBIT INDEX

Form 8-K

Filed
Exhibit No.	Description	Herewith	By Reference
99.1	The Company's Press Release dated March 10, 2011 .	X